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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                            ENTERASYS NETWORKS, INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-10228               04-2797263
(State or Other Jurisdiction       (Commission File         (IRS Employer
      of  Incorporation)                Number)           Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On August 3, 2005, the Board of Directors of Enterasys Networks, Inc.
(the "Company") approved an amendment to the 2005 Enterasys Performance Incentive Plan (the "Plan"). This amendment allows the Incentive Compensation Committee to fund the Plan in an amount equal to the aggregate target awards attributable to individual and departmental performance objectives on a discretionary basis separate from funding of the Plan in an amount equal to the aggregate target awards attributable to Company performance. The Company does not anticipate this change to have a material impact on the overall potential financial impact of this plan.

The information being furnished under this Item 1.01 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.

Date:  August 9, 2005                        By: /s/ Richard S. Haak, Jr.
                                                 --------------------------
                                                 Richard S. Haak, Jr.
                                                 Chief Financial Officer

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